Exhibit 10.6

Option No.:

ROSETTA STONE INC.
2009 OMNIBUS INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AWARD AGREEMENT

Rosetta Stone Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase shares of its Class B Common Stock, $.00005 par value, (the “Stock”) to the optionee named below. The terms and conditions of the Option are set forth in the Nonqualified Stock Option Award Agreement and in the Rosetta Stone Inc. 2009 Omnibus Incentive Plan (the “Plan”).
Grant Date:
Name of Optionee:
Optionee’s Employee Identification Number:
Number of Shares Covered by Option:
Option Price per Share:
Vesting Start Date:
Recipient understands and agrees that this Non-Qualified Stock Option Award is granted subject to and in accordance with the terms of the Rosetta Stone, Inc. ____________ (the "Plan"). Recipient further agrees to be bound by the terms of the Plan and the terms of the Non-Qualified Stock Option Award as set forth in the Non-Qualified Stock Option Agreement and any Addenda to such Non-Qualified Stock Option Agreement. A copy of the Plan is available upon request made to the Human Resources Department.
Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the Non-Qualified Stock Option Agreement.

ROSETTA STONE INC.

___________________________
President and CEO

ROSETTA STONE INC.
2009 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AWARD AGREEMENT

This NONQUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”) and the Cover Sheet to which this Agreement is attached (the “Cover Sheet”) are entered into between Rosetta Stone Inc., a Delaware corporation (the “Company”), and Optionee (as that term is defined in the Covered Sheet).

The Board of Directors of the Company has adopted, and the stockholders of the Company have approved, the Rosetta Stone Inc. 2009 Omnibus Incentive Plan (the “Plan”), the terms of which are incorporated by reference herein in their entirety. Any term used in this Agreement that is not specifically defined herein shall have the meaning specified in the Plan.
IT IS AGREED:
1.Grant of Option. Subject to the terms of the Plan, this Agreement and the Cover Sheet, on the Grant Date set forth on the Cover Sheet (the “Grant Date”), the Company granted to Optionee an option (the “Option”) to purchase that number of shares of the Company’s common stock, $.00005 par value (the “Stock”), at the Option Price per Share of Stock set forth on the Cover Sheet (the “Option Price”), subject to adjustment as provided in the Plan.

2.Type of Option. The Option is a nonqualified stock option which is not intended to be governed by section 422 of the Code and will be interpreted accordingly.

3.Optionee’s Agreement. In accepting the Option, Optionee accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to nonqualified stock options granted under the Plan.

4.Vesting of Option. Subject to the provisions of the Plan and the provision of this Agreement (including the requirement in Section 6 that Optionee continue to serve as a member of the Board on the dates set forth below), the Option will be exercisable in accordance with the following schedule:

(a)on the last day of the three-month period beginning on the Vesting Start Date (as set forth on the Cover Sheet), and on the last day of each succeeding three-month period, the Option will vest with respect to, and may be exercised for up to, one-fourth (1/4th) of the total number of shares of Stock subject to the Option as set forth on the Cover Sheet (the “Option Shares”), rounded to the nearest whole number of shares, except that on the day before the first anniversary of the Vesting Start Date the Option shall vest with respect to the remaining number of Option Shares for which the Option has not previously vested;

(b)if Optionee has served as a member of the Board for two (2) or more years at the time of the occurrence of a Change in Control, then upon the occurrence of a Change in Control, any portion of the Option Shares that have not previously vested will vest and the Option shall be exercisable in full upon the occurrence of such Change in Control; and

(c)to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.

5.Manner of Exercise.

(a)To the extent that the Option is vested and exercisable in accordance with Section 4 of this Agreement, the Option may be exercised by Optionee at any time, or from time to time, in whole or in part, on or prior to the termination of the Option (as set forth in Section 6 of this Agreement) upon payment of the Option Price for the Option Shares to be acquired in accordance with the terms and conditions of this Agreement and the Plan.

(b)If Optionee is entitled to exercise the vested and exercisable portion of the Option, and wishes to do so, in whole or part, Optionee shall (i) deliver to the Company a fully completed and executed notice of exercise, in such form as may be designated by the Company in its sole discretion, specifying the exercise date and the number of Option Shares to be purchased pursuant to such exercise and (ii) remit to the Company in a form satisfactory to the Company, in its sole discretion, the Option Price for the Option Shares to be acquired on exercise of the Option.

(c)Upon full payment of the Option Price and subject to the applicable terms and conditions of the Plan and the terms and conditions of this Agreement, the Company shall cause certificates for the shares purchased hereunder to be delivered to Optionee or cause an uncertificated book-entry representing such shares to be made.

6.Termination of Option. Unless the Option terminates earlier as provided in this Section 6 the Option shall terminate and become null and void at the close of business at the Company’s principal business office on the day before the date of the tenth anniversary of the Grant Date (the “Option General Expiration Date”). If Optionee ceases to serve as a member of the Board for any reason the Option shall not continue to vest after such cessation of service as a member of the Board.

(a)If Optionee ceases to serve as a member of the Board due to death or Disability, (i) the portion of the Option that was exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate and become null and void at the close of business at the Company’s principal business office on the day that is six (6) months after the date of such death or Disability, but in no event after the Option General Expiration Date; and (ii) the portion of the Option that was not exercisable on the date of such cessation shall be forfeited and become null and void immediately upon such cessation.

(b)If Optionee ceases to serve as a member of the Board due to Cause, all of the Option shall be forfeited and become null and void immediately upon such cessation, whether or not then exercisable. For purposes of this Section 6(b) the term "Cause" means the occurrence of one of the following events: (i) commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty in the performance of his duties to the Company, an Affiliate or Subsidiary Corporation or fraud; (ii) substantial and repeated failure to perform duties of a member of the Board or a committee of the Board on which Optionee serves as reasonably directed by the Board; (iii) gross negligence or willful misconduct with respect to the Company; (iv) material breach of any agreement between Optionee and the Company that is not cured within ten (10) days after receipt of written notice thereof from the Company; (v) failure, within ten (10) days after receipt by Optionee of written notice thereof from the Company, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission which the Board reasonably believes does or may materially or adversely affect its business or operations; (vi) misconduct which is of such a serious or substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of the Company or its Subsidiary Corporations if Optionee was to remain a member of the Board; (vii) harassing or discriminating against the Company’s employees, customers or vendors in violation of the Company’s policies with respect to such matters; and/or (viii) misappropriation of funds or assets of the Company for personal use or willful violation of Company policies or standards of business conduct as determined in good faith by the Board.

(c)If Optionee ceases to serve as a member of the Board for any reason other than death, Disability, or Cause, (i) the portion of the Option that was exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate and become null and void at the close of business at the Company’s principal business office on the day that is 30-days after the date of such cessation, but in no event after the Option General Expiration Date, and (ii) the portion of the Option that was not exercisable on the date of such cessation shall be forfeited and become null and void immediately upon such cessation.

(d)Upon the death of Optionee prior to the expiration of the Option, Optionee’s executors, administrators or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option with respect to the number of shares that Optionee would have been entitled to exercise if he were still alive.

7.Capital Adjustments and Reorganizations. The existence of the Option shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

8.Not a Service Agreement. This Agreement is not a service agreement, and no provision of this Agreement shall be construed or interpreted to create a service relationship between Optionee and the Board, the Company, its subsidiaries or any of its Affiliates or guarantee the right to remain a member of the Board for any specified term.

9.No Rights As Stockholder. Optionee shall not have any rights as a stockholder with respect to any Option Shares until the date of the issuance of such shares following Optionee’s exercise of the Option pursuant to its terms and conditions and payment of all amounts for and with respect to the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date a certificate or certificates are issued for such shares or an uncertificated book-entry representing such shares is made.

10.Legend. Optionee consents to the placing on the certificate for any Option Shares of an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

11.Notices. Any notice, instruction, authorization, request, demand or other communications required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the Company’s principal business office address to the attention of the Company’s General Counsel and to Optionee at Optionee’s residential address as it appears on the books and records of the Company, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

12.Amendment and Waiver. Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and Optionee. Only a written instrument executed and delivered by the party waiving compliance hereof shall waive any of the terms or conditions of this Agreement. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized director or officer of the Company other than Optionee. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same. No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

13.Dispute Resolution. In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee.

14.Governing Law and Severability. The validity, construction and performance of this Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

15.Transfer Restrictions. The Option Shares may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable federal or state securities laws. Optionee also agrees (a) that the Company may refuse to cause the transfer of Option Shares to be registered on the applicable stock transfer records if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (b) that the Company may give related instructions to the transfer agent, if any, to stop registration of the transfer of the Option Shares.

16.Successors and Assigns. This Agreement shall, except as herein stated to the contrary, inure to the benefit of and bind the legal representatives, successors and assigns of the parties hereto.

17.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

18.Option Transfer Prohibitions. The Option granted to Optionee under this Agreement shall not be transferable or assignable by Optionee other than by will or the laws of descent and distribution, and shall be exercisable during Optionee’s lifetime only by him except that the Optionee may transfer the Option to and allow the Option to by exercised by _________________________. No further transfer of the Option shall be allowed without the written consent of the Company.

19.Definitions. The words and phrases defined in this Section 21 shall have the respective meanings set forth below throughout this Agreement, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

(a)“Change in Control” means (i) the liquidation, dissolution or winding-up of the Company, (ii) the sale, license or lease of all or substantially all of the assets of the Company, or (iii) a share exchange, reorganization, recapitalization, or merger or consolidation of the Company with or into any other corporation or corporations (or other form of business entity) or of any other corporation or corporations (or other form of business entity) with or into the Company, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company; provided, however, that a Change in Control shall not include any of the aforementioned transactions listed in clauses (i), (ii) and (iii) involving the Company or a Subsidiary Corporation in which the holders of shares of the Company voting stock outstanding immediately prior to such transaction or any Affiliate of such holders continue to hold at least a majority, by voting power, of the capital stock or, by a majority, based on fair market value as determined in good faith by the Board, of the assets, in each case in substantially the same proportion, of (x) the surviving or resulting corporation (or other form of business entity), (y) if the surviving or resulting corporation (or other form of business entity) is a wholly owned subsidiary of another corporation (or other form of business entity) immediately following such transaction, the parent corporation (or other form of business entity) of such surviving or resulting corporation (or other form of business entity) or (z) a successor entity holding a majority of the assets of the Company. In addition, a Change in Control shall not include a bona fide, firm commitment underwritten public offering of the Stock pursuant to a registration statement declared effective under the Securities Act of 1933, as amended.